                                                                    EXHIBIT 10.5

                             EMPLOYMENT AGREEMENT
                                    BETWEEN
                  FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION
                           AND JAMES B. LITTLE, JR.
                        -------------------------------

                                1997 Amendment

                        -------------------------------

     WHEREAS, on August 17, 1995, First Federal Savings and Loan Association (the "Association") entered into an Employment Agreement (the "Agreement") with James B. Little, Jr. (the "Employee"); and

     WHEREAS, the Board of Directors of the Association and the Employee have deter mined that it is in their respective best interests to amend the Agreement
(i) to improve the change-in-control protections provided thereunder, (ii) to reflect an extension of the term of his Agreement, and (iii) to make other adjustments to the Agreement as the interested parties have deemed appropriate;

     NOW, THEREFORE, the Agreement shall be amended as follows, with such amendment to become effective immediately.

     1. The first sentence in Section 5 of the Agreement shall be amended by replacing the words "36 months thereafter" with "August 17, 2000".

     2. The last sentence in Section 6(a) of the Agreement shall be amended by deleting the following phrase at the end thereof:

     , or be gainfully employed in any other position or job other than as provided above

     3. Section 9 of the Agreement shall be amended by deleting the following words from its first sentence:

     (which shall only be applicable during the twelve-month period following a "Change in Control" as defined in Section 11 hereof)

     4. The first sentence of Section 9(d)(1) of the Agreement shall be amended by replacing the words "set forth in Section 11(b) hereof" with the words "that begins on the date six months before a "Change in Control" (as defined in Section 11 hereof) and ends on the later of the second annual anniversary of the Change in Control or the expiration date of this Agreement (the "Protected Period")".

     5. The first sentence of Section 9(d)(2) of the Agreement shall be amended by replacing the words "within the time period set forth in Section 11(b) hereof" with the words "during the Protected Period,".

     6. Section 9(d)(2) shall further be amended by adding the word "or" between "at Section 1;" and "(iv) a material diminution".
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1997 Amendment
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     7.   Section 9(f) of the Agreement shall be amended by (i) replacing the words "time period set forth in Section 11(b) hereof" with the words "Protected Period," and by (ii) adding a closing parentheses at the end thereof.

     8. Section 11(a)(1) of the Agreement shall be amended in its entirety to provide as follows:

          Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Association, without the Employee's prior written consent and for a reason other than Just Cause during the Protected Period, the Employee shall, subject to paragraph (2) of this Section 11(a), be paid an amount equal to the difference between (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Code and regulations promulgated thereunder (the "Maximum Amount"), and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the Change in Control.

          The amount payable under this Section 11(a)(2) shall be paid either
     (i) in one lump sum within ten days of the later of the date of the Change in Control and Employee's last day of employment, or (ii) if prior to the date which is 90 days before the date on which a Change in Control occurs, the Employee filed a duly executed irrevocable written election in the form attached hereto as Exhibit "A", payment of such amount shall be made according to the elected schedule. Deferred amounts shall bear interest from the date on which they would otherwise be payable until the date paid at a rate equal to 120% of the applicable federal rate, compounded semiannually, as determined under Code Section 1274(d) and the regulations thereunder.

     9. The last sentence of Section 11(a)(2) of the Agreement shall be amended in its entirety to provide as follows:

          Within five business days of the earlier of the Association's receipt of the Employee's determination pursuant to this paragraph or the Association's determination in lieu of a determination by the Employee, the Association shall pay to, or distribute for the benefit of, the Employee such amounts as are then due the Employee under this Agreement.

     10. The first sentence of Section 11(b) of the Agreement shall be amended in its entirety to provide as follows:

          Notwithstanding any other provision of this Agreement to the contrary, but subject to Section 11(a)(2) hereof, the Employee shall be entitled to collect the severance benefits set forth in Section 11(a)(1) hereof in the event that either (i) the Employee voluntarily terminates his employment under this Agreement for any reason with a 30-day period beginning on the date of a Change in Control, or (ii) the Employee voluntarily terminates his employment within ninety (90) days following the occurrence of any of the following events, which has not been consented to in advance
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1997 Amendment
Page 3 of 3

     by the Employee in writing and occur during the Protected Period: (i) the
                                ---
     requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty (30) miles from his primary office as of the date of the change in control; (ii) a material reduction in the Employee's base compensation as in effect on the date of the change in control or as the same may be increased from time to time; (iii) the failure by the Association to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Association which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the change in control; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position as referenced at Section 1; (v) a failure to elect or reelect the Employee to the Board of Directors of the Association, if the Employee is serving on the Board on the date of the change in control; (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Association; or (vii) a material reduction in the secretarial or other administrative support of the Employee.

     11. The first sentence of Section 11(d)(2) of the Agreement shall be amended by replacing "twelve (12)" with "twenty-seven (27)".

     12. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

     WHEREFORE, the undersigned hereby approve this 1997 Amendment to the Agreement.

Date of Execution: October ___, 1997


JAMES B. LITTLE, JR.

_____________________


FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION

By_____________________________              Attest:_________________________
    Its Chairman of the Board
                                                        CORPORATE SEAL

                             EMPLOYMENT AGREEMENT
                                    BETWEEN
                        THE SOUTHERN BANC COMPANY, INC.
                           AND JAMES B. LITTLE, JR.
                        -------------------------------

                                1997 Amendment

                        -------------------------------

     WHEREAS, on August 17, 1995, The Southern Banc Company, Inc.(the "Company") entered into an Employment Agreement (the "Agreement") with James B. Little, Jr. (the "Employee"); and

     WHEREAS, the Board of Directors of the Company and the Employee have deter mined that it is in their respective best interests to amend the Agreement (i) to improve the change-in-control protections provided thereunder, (ii) to reflect an extension of the term of his Agreement, and (iii) to make other adjustments to the Agreement as the interested parties have deemed appropriate;

     NOW, THEREFORE, the Agreement shall be amended as follows, with such amendment to become effective immediately.

     1. The first sentence in Section 5 of the Agreement shall be amended by replacing the words "36 months thereafter" with "August 17, 2000".

     2. The last sentence in Section 6(a) of the Agreement shall be amended by deleting the following phrase at the end thereof:

     , or be gainfully employed in any other position or job other than as provided above

     3. Section 9 of the Agreement shall be amended by deleting the following words from its first sentence:

     (which shall only be applicable during the twelve-month period following a "Change in Control" as defined in Section 11 hereof)

     4. The first sentence of Section 9(d)(1) of the Agreement shall be amended by replacing the words "set forth in Section 11(b) hereof" with the words "that begins on the date six months before a "Change in Control" (as defined in Section 11 hereof) and ends on the later of the second annual anniversary of the Change in Control or the expiration date of this Agreement (the "Protected Period"),".

     5. Section 11(a)(1) of the Agreement shall be amended in its entirety to provide as follows:

          Notwithstanding any provision herein to the contrary, if the Employee's employment under this Agreement is terminated by the Company, without the Employee's prior written consent and for a reason other than Just Cause during the Protected Period, the Employee shall be paid an amount equal to the difference between

1997 Amendment
Page 2 of 3

     (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control. Said sum shall be paid in the manner set forth in the Employee's Employment Agreement with the Association.

     6. The first sentence of Section 11(b) of the Agreement shall be amended in its entirety to provide as follows:

          Notwithstanding any other provision of this Agreement to the contrary, the Employee shall be entitled to collect the severance benefits set forth in Section 11(a) hereof in the event that either (i) the Employee voluntarily terminates his employment under this Agreement for any reason within the 30-day period beginning on the date of a Change in Control, or
     (ii) the Employee voluntarily terminates his employment within ninety (90) days following the occurrence of any of the following events, which have not been consented to in advance by the Employee in writing and occur
                                                                 ---
     during the Protected Period: (i) the requirement that the Employee move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the date of the change in control; (ii) a material reduction in the Employee's base compensation as in effect on the date of the change in control or as the same may be increased from time to time; (iii) the failure by the Company to continue to provide the Employee with compensation and benefits provided for under this Agreement, as the same may be increased from time to time, or with benefits substantially similar to those provided to him under any of the employee benefit plans in which the Employee now or hereafter becomes a participant, or the taking of any action by the Company which would directly or indirectly reduce any of such benefits or deprive the Employee of any material fringe benefit enjoyed by him at the time of the change in control; (iv) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his position as referenced at Section 1; (v) a failure to elect or reelect the Employee to the Board, if the Employee is serving on the Board on the date of the change in control; or (vi) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Company.

     7. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

1997 Amendment
Page 3 of 3

     WHEREFORE, the undersigned hereby approve this 1997 Amendment to the Agreement.

Date of Execution: October ___, 1997

_______________________

JAMES B. LITTLE, JR.

_______________________

THE SOUTHERN BANC COMPANY, INC.

By_____________________________          Attest:_________________________
    Its Chairman of the Board
                                                      CORPORATE SEAL